Exhibit 24.1

POWER OF ATTORNEY

        The undersigned certifies that she is a director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ JUDITH M. BELL Judith M. Bell

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ PHILIP E. CUSHING Philip E. Cushing

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ THOMAS R. GIBSON Thomas R. Gibson

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ RICHARD A. JALKUT Richard A. Jalkut

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 20th day of July 2003.

/s/ ARTHUR E. JOHNSON Arthur E. Johnson

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ KURT M. LANDGRAF Kurt M. Landgraf

POWER OF ATTORNEY

        The undersigned certifies that she is a director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 22nd day of July 2003.

/s/ ANTHONY P. TERRACCIANO Anthony P. Terracciano

POWER OF ATTORNEY

        The undersigned certifies that she is a director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of William S. Urkiel and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 21st day of July 2003.

/s/ MARILYN WARE Marilyn Ware